UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2017

comScore, Inc.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001–33520 (Commission File Number)	54–1955550 (IRS Employer Identification No.)

11950 Democracy Drive Suite 600 Reston, Virginia 20190 (Address of principal executive offices, including zip code)

(703) 438–2000 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

As previously announced, on February 24, 2017 at 8:00 a.m. Eastern Time comScore, Inc. (the “Company”) will provide an investor update with respect to the Company’s pending re-audit process and general business developments. The investor update will be available through a webcast on the Company’s website, www.comscore.com, and can be accessed at http://ir.comscore.com/.

A copy of the related investor presentation is furnished as Exhibit 99.1 hereto. The information furnished in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD.

The information set forth above under Item 2.02 is incorporated herein by reference.

This Form 8-K and exhibits thereto include statements that may constitute “forward-looking statements”, including with respect to expectations as to opportunities for comScore, including new product lines, customers, markets and partnerships; expectations as to the strength of comScore’s business, including the growth and composition of comScore’s customer base and renewal rates; expectations regarding comScore’s products, including regarding new releases and features, their quality relative to competitors, customer adoption and the potential benefits of particular products; expectations regarding the strategic and economic benefits of certain strategic relationships and initiatives; expectations as to the financial effects of comScore’s merger with Rentrak and other strategic transactions; estimates regarding forecasts of future financial performance including related growth rates and assumptions; and expectations as to the timeline for completion of the financial re-audit process and the impact on historical financial information. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that these forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by forward-looking statements. These risks and uncertainties include, but are not limited to, the difficulty of predicting the timing of the completion of our financial re-audit, its impact on our historical financial information, and the timing of the related filings, costs, risks and uncertainties associated with the investigation described herein, as well as those risk factors contained in comScore’s previously filed Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the three months ended September 30, 2015 and other filings comScore makes from time to time with the SEC, which are available on the SEC’s web site (http://www.sec.gov ). comScore does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this press release, or to reflect the occurrence of unanticipated events

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation dated February 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ David Chemerow
David Chemerow
Chief Financial Officer

Date: February 24, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation dated February 24, 2017